Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zvi Alon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Annual Report on Form 10-K of NetManage, Inc. (the “Company”) for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), that, to my knowledge, the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ZVI ALON
Name:	Zvi Alon
Title:	Chief Executive Officer
Dated:	March 31, 2008

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Periodic Report or as a separate disclosure document.